COMMITMENTS AND CONTINGENT LIABILITIES (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Future minimum commitments under operating lease agreements:
2019	$ 1,622
2020	1,521
2021	736
2022 and after	2,518
Operating leases, future minimum payments due, total	6,397
Rent expense, net	2,019	$ 1,674	$ 1,641
Motor vehicles [Member]
Future minimum commitments under operating lease agreements:
Rent expense, net	$ 228	$ 207	$ 268